SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):  September 25, 2001



DLJ MORTGAGE ACCEPTANCE CORP., (as depositor under the Pooling and Servicing Agreement, dated December 1, 2000, providing for the issuance of the DLJ ABS Trust Series 2000-7 Mortgage Pass-Through Certificates, Series 2000-7).


                        DLJ MORTGAGE ACCEPTANCE CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-75921-08                 13-3460894
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


c/o Donaldson Lufkin & Jenrette
277 Park Avenue, 9th Floor
New York, New York                                                10172
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 892-3000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This report and the attached exhibit are being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's DLJ ABS Trust Series 2000-7 Mortgage Pass-Through Certificates, Series 2000-7 (the "Certificates"). The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of December 1, 2000 (the "Agreement"), among DLJ Mortgage Acceptance Corp, as the depositor (the "Depositor"), DLJ Mortgage Capital, Inc., as the seller (the "Seller"), Calmco Servicing, L.P., as the servicer (the "Servicer") and as the special servicer (the "Special Servicer"), Old Kent Mortgage Company as the servicer (the "Servicer"), and The Chase Manhattan Bank as the trustee (the "Trustee").

     On September 25, 2001, distribution was made to the Certificateholders. Specific information with respect to this distribution is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on September 25, 2001, as Exhibit 99.1.


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Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK,
                                     not in its individual capacity but solely as Trustee under the Agreement referred to herein

Date: October 3, 2001                By:   /s/ Thomas M. Britt
                                           Thomas M. Britt
                                           Trust Officer

INDEX TO EXHIBITS

      Exhibit
      Number                  Description of Exhibits

      99.1     Statement to Certificateholders on September 25, 2001

                                  Exhibit 99.1

              Monthly Certificateholder Statement on September 25, 2001



                                               DLJ ABS TRUST 2000-7
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                   September 25, 2001
-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------

           ORIGINAL            BEGINNING                                                                              ENDING
           FACE                PRINCIPAL                                                    REALIZED   DEFFERED       PRINCIPAL
CLASS      VALUE               BALANCE         PRINCIPAL       INTEREST          TOTAL      LOSSES     INTEREST       BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
A1      126,878,000.00    108,081,507.03  3,148,251.34       619,667.31     3,767,918.65      0.00       0.00    104,933,255.69
A2       46,745,000.00     35,749,326.87  1,490,891.47       110,296.60     1,601,188.07      0.00       0.00     34,258,435.40
A3       45,653,000.00     38,046,533.69  1,191,412.18       118,916.55     1,310,328.73      0.00       0.00     36,855,121.51
A4      177,000,000.00    147,509,219.21  4,619,192.96       465,801.33     5,084,994.29      0.00       0.00    142,890,026.25
M1       12,647,000.00     12,647,000.00          0.00        43,604.05        43,604.05      0.00       0.00     12,647,000.00
M2       10,539,000.00     10,539,000.00          0.00        39,732.03        39,732.03      0.00       0.00     10,539,000.00
B         2,107,250.00      2,107,250.00          0.00         9,896.47         9,896.47      0.00       0.00      2,107,250.00
R                50.00              0.00          0.00             0.00             0.00      0.00       0.00              0.00
P                 0.00              0.00          0.00       268,437.87       268,437.87      0.00       0.00              0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS  421,569,300.00    354,679,836.80 10,449,747.95     1,676,352.21    12,126,100.16      0.00       0.00    344,230,088.85
-----------------------------------------------------------------------------------------------------------------------------------
X                 0.00              0.00            0.00   1,317,346.16     1,317,346.16      0.00       0.00              0.00
-----------------------------------------------------------------------------------------------------------------------------------




             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                             PASS-THROUGH RATES
-----------------------------------------------------------------------------------------------------------------------------------
                     PRIOR                                                               CURRENT                        CURRENT
                     PRINCIPAL                                                           PRINCIPAL                      PASS-THRU
CLASS     CUSIP      FACTOR            PRINCIPAL     INTEREST            TOTAL           FACTOR         CLASS           RATE
-----------------------------------------------------------------------------------------------------------------------------------
A1   US23323CCL72      851.85380468     24.81321695   4.88396184       29.69717879      827.04058773     A1          6.880000 %
A2   US23323CCM55      764.77327778     31.89413777   2.35953792       34.25367569      732.87914001     A2          3.830000 %
A3   US23323CCN39      833.38518148     26.09712790   2.60479158       28.70191948      807.28805358     A3          3.880000 %
A4   US23323CCP86      833.38541927     26.09713537   2.63164593       28.72878130      807.28828390     A4          3.920000 %
M1   US23323CCQ69    1,000.00000000      0.00000000   3.44777813        3.44777813    1,000.00000000     M1          4.280000 %
M2   US23323CCR43    1,000.00000000      0.00000000   3.77000000        3.77000000    1,000.00000000     M2          4.680000 %
B    US23323CCS26    1,000.00000000      0.00000000   4.69639103        4.69639103    1,000.00000000     B           5.830000 %
R    US23323CCT09        0.00000000      0.00000000   0.00000000        0.00000000        0.00000000     R           3.830000 %
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS                 841.33222414     24.78773466   3.97645704       28.76419170      816.54448948
-----------------------------------------------------------------------------------------------------------------------------------




If there are any questions or problems with this statement, please contact the Administrator listed below:

                                THOMAS BRITT
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                      TEL:  212/946-3228 / FAX: 212/946-8302
                            EMAIL: THOMAS.BRITT@CHASE.COM


                                               DLJ ABS TRUST 2000-7
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                  September 25, 2001
-----------------------------------------------------------------------------------------------------------------------------------

Sec. 4.05 (i)           Scheduled Principal                                                    246,323.90
                        Curtailments                                                           178,278.47
                        Payoffs                                                             10,025,145.58

Sec. 4.05 (ii)          Scheduled Interest Amount                                            3,122,681.13

                        Class A1 Carryforward Interest Amount                                        0.00
                        Class A2 Carryforward Interest Amount                                        0.00
                        Class A3 Carryforward Interest Amount                                        0.00
                        Class A4 Carryforward Interest Amount                                        0.00
                        Class M1 Carryforward Interest Amount                                        0.00
                        Class M2 Carryforward Interest Amount                                        0.00
                        Class B  Carryforward Interest Amount                                        0.00
                        Class R  Carryforward Interest Amount                                        0.00

Sec. 4.05 (iii)         Class A1 Basis Risk Shortfall                                                0.00
                        Class A2 Basis Risk Shortfall                                                0.00
                        Class A3 Basis Risk Shortfall                                                0.00
                        Class A4 Basis Risk Shortfall                                                0.00
                        Class M1 Basis Risk Shortfall                                                0.00
                        Class M2 Basis Risk Shortfall                                                0.00
                        Class B  Basis Risk Shortfall                                                0.00
                        Class R  Basis Risk Shortfall                                                0.00

Sec. 4.05 (iv)          Beginning Aggregate Collateral Balance                             356,787,986.70
                        Ending Aggregate Collateral Balance                                346,338,238.75

                        Targeted Overcollateralization Amount                                2,108,149.91
                        Overcollateralization Amount                                         2,108,149.91
                        Overcollateralization Release Amount                                         0.00

Sec. 4.05 (vi)          Servicing Fee                                                          148,661.66
                        GEMICO PMI Fee                                                         242,696.38

Sec. 4.05 (viii)        Current Advances                                                             0.00
                        Aggregate Advances Outstanding                                               0.00

Sec. 4.05 (ix)          Loans in Delinquency

                        ----------------------------------------------------------------------
                                                   GROUP TOTALS
                        ----------------------------------------------------------------------
                        Period           Number          Principal Balance        Percentage
                        ----------------------------------------------------------------------
                        1 Month           159             14,042,212.23             4.05 %
                        2 Month            66              7,235,893.14             2.09 %
                        3 Month            54              3,650,422.69             1.05 %
                        Total             279             24,928,528.06             7.19 %
                        ----------------------------------------------------------------------



                                               DLJ ABS TRUST 2000-7
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                 September 25, 2001
-----------------------------------------------------------------------------------------------------------------------------------

                        Loans in Foreclosure
                                                   GROUP TOTALS
                             ---------------------------------------------------------------
                                NUMBER               PRINCIPAL                 PERCENTAGE
                                                     BALANCE
                             ---------------------------------------------------------------
                                  176             15,762,283.13                 4.55 %
                             ---------------------------------------------------------------


                        Loans in Bankruptcy
                                                   GROUP 1
                             ---------------------------------------------------------------
                                NUMBER               PRINCIPAL                 PERCENTAGE
                                                     BALANCE
                             ---------------------------------------------------------------
                                   26             1,905,734.44                  1.68 %
                             ---------------------------------------------------------------

                                                   GROUP 2
                             ---------------------------------------------------------------
                                NUMBER               PRINCIPAL                 PERCENTAGE
                                                     BALANCE
                             ---------------------------------------------------------------
                                    3               282,801.42                  0.76 %
                             ---------------------------------------------------------------

                                                   GROUP 3
                             ---------------------------------------------------------------
                                NUMBER               PRINCIPAL                 PERCENTAGE
                                                     BALANCE
                             ---------------------------------------------------------------
                                   19             2,267,364.45                  1.16 %
                             ---------------------------------------------------------------



Sec. 4.05 (x)           Number of Prepayment Penalties                                                68.00
                        Balance of Prepayment Penalties                                          268,437.87

Sec. 4.05 (xi)          Rolling Three Month Dellnquency Rate                                           0.20%

Sec. 4.05 (xii)         Total Number of REO Loans                                                     11.00
                        Total Balance of REO Loans                                             1,250,989.16

Sec. 4.05 (xiii)        Current Realized Losses                                                        0.00
                        Cumulative Realized Losses                                                     0.00

Sec. 4.05 (xiv)         Weighted Average Term to Maturity of Mortgage Loans                            0.00




                                                                (c) copyright 2000, Chase Manhattan Corporation
